UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 15, 2005


                          GABELLI ASSET MANAGEMENT INC.
             (Exact name of registrant as specified in its charter)

          New York                       1-14761                   13-4007862
      (State or other            (Commission File Number)        (IRS Employer
urisdiction of incorporation)                                Identification No.)

        One Corporate Center, Rye, NY                                   10580
 (Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code (914) 921-3700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 8.01. Other Events.

         The following information is furnished pursuant to Item 8.01, "Other Events."

         On June 13, 2005, Gabelli Asset Management Inc. (the "Company") issued a press release stating that its Board of Directors approved the accelerated vesting of all unvested stock options. As of May 31, 2005, there were 552,000 unvested options, the majority of which are scheduled to vest in the first half of 2006. These options will now vest on July 1, 2005. The press release also sets forth the impact of the accelerated vesting on the Company's financial statements but does not provide any estimate or projections of future financial results. A copy of the Company's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

         Item 9.01 Financial Statements and Exhibits

         Exhibit 99        Company's Press Release dated June 13, 2005.

SIGNATURE
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Gabelli Asset Management Inc.

                                    By:          /s/    Michael R. Anastasio Jr.
                                             -----------------------------------
                                                        Michael R. Anastasio Jr.
                                                        Chief Financial Officer


Date:    June 15, 2005
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